SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2013

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers:  Compensatory Arrangements of Certain Officers.

On February 13, 2013, the Board of Directors of Wausau Paper Corp. authorized its Paper segment subsidiary (the “Company”) to enter into an Executive Retention Bonus and Severance Agreement (the “Agreement”) with Michael W. Nelson, the Company’s Senior Vice President—Paper and a named executive officer of Wausau Paper Corp.  The Company entered into the Agreement with Mr. Nelson on February 15, 2013 (the “Effective Date”).  Under the Agreement, Mr. Nelson is entitled to receive a retention bonus in the amount of $250,000 if Wausau Paper Corp. disposes of its Paper segment business, provided that Mr. Nelson remains employed by the Company through the closing of the disposition transaction and that his employment performance has been satisfactory.

The Agreement also provides that Mr. Nelson is entitled to certain severance benefits in the event that his employment is terminated in connection with the disposition transaction and he is not offered a substantially similar employment opportunity with any acquirer of the Paper segment business.  If Mr. Nelson’s employment with the Company is terminated and he is not offered a substantially similar employment opportunity with an acquirer of the Paper segment business, Mr. Nelson will be entitled to receive a severance benefit equal to 12 months of salary continuation, plus an amount equal to Mr. Nelson’s average annual cash bonus for the three years immediately preceding the closing of the disposition transaction.  Mr. Nelson will also be entitled to a continuation of certain health benefits during the severance period.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

10.1

Executive Retention Bonus and Severance Agreement between Wausau Paper Mills, LLC, and Michael W. Nelson dated as of February 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  February 19, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President and

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated February 13, 2013

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibits required by Item 601 of Regulation S-K:

10.1

Executive Retention Bonus and Severance Agreement between Wausau Paper Mills, LLC, and Michael W. Nelson dated as of February 15, 2013.